UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2005

WEBSIDESTORY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31613	33-0072173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 546-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2005, WebSideStory, Inc. issued a press release announcing its preliminary financial results for the quarter ended December 31, 2004 and providing guidance on certain expected financial measures. A copy of this press release is attached hereto as Exhibit 99.1. In addition, WebSideStory provides the following information:

Reconciliation of net income before stock-based compensation to net income (in millions):

	Q4-04	Q1-05	Q2-05
Net income before stock-based compensation	.85-.95	$1.2-1.3	$1.4-1.7
Stock-based compensation	($.19)	($.18)	($.12)

Net income	$.66-.76	$1.0-1.1	$1.3-1.6

Reconciliation of earnings per share before stock-based compensation and constructive dividend to earnings per share amounts (in millions, except for per share amounts):

	Q4-04	Q1-05	Q2-05
Earnings per share before stock-based compensation and constructive dividend	$.06	$.07-.08	$.08-.10
Net income before stock-based compensation and constructive dividend	$.85-.95	$1.2-1.3	$1.4-1.7
Stock-based compensation	($.19)	($.18)	($.12)
Dividend	($1.4)	0	0

Net (loss) income attributable to common stockholders	($.74)-(.64)	$1.0-1.1	$1.3-1.6
Earnings per share	($.05)-(.04)	$.06-.07	$.07-.09

WebSideStory provides guidance in terms of net income before stock-based compensation and earnings per share before stock-based compensation and constructive dividend because it believes investors find this presentation useful in that the information concerns the historical and future operations of the company and not non-cash charges relating to restricted stock and stock options granted prior to these periods at prices deemed to be lower than fair market value or a constructive dividend resulting from the early termination of redeemable preferred stock in the fourth quarter of 2004. In addition, net income before stock-based compensation and earnings per share before stock-based compensation and constructive dividend are among the primary indicators management uses as a basis for measuring past performance, and planning and forecasting future periods.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated January 12, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.
Date: January 14, 2005
	By:	/s/ Thomas D. Willardson
Thomas D. Willardson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 12, 2005.